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                                  EXHIBIT 10.15

                         JOINT INTERNET SUPPLY AGREEMENT

         THIS JOINT INTERNET SUPPLY AGREEMENT is made and entered into this 8th day of December, 1999, by and between eSAFETYWORLD, Inc., whose address is 100-31 South Jersey Avenue, Setauket, New York 11733, (hereinafter referred to as "ESW"), and Ideal Sales, whose address is 17155 W. Glendale Avenue, New Berlin, Wisconsin, 53151, (hereinafter referred to as the "Supplier"), and hereinafter collectively referred to as the "Parties."

                                   WITNESSETH:

         WHEREAS, ESW has special abilities and experience in the areas of selling industrial safety products on the Internet through an e-commerce business to business site on the World Wide Web, and has capital available for contribution to a business enterprise; and

         WHEREAS, Company has special abilities and experience in the areas of manufacturing industrial safety products, and has capital available for contribution to a business enterprise; and

         WHEREAS, the Parties desire to establish a business relationship to include the sale of the Supplier s products to ESW to permit it to expand its e-commerce business to business site on the World Wide Web; and

         WHEREAS, it is the desire of the Parties to define and set out their relationship in writing and the circumstances under which they are operating, as of the date of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the Parties agree as follows:

         1. PRIOR AGREEMENT. It is the intention of the Parties that this Agreement replaces all written and/or oral agreements, understandings, and business ventures, previously, or otherwise, existing between the Parties.

         2. RELATIONSHIP. The Parties hereby form a business relationship pursuant to the terms of this agreement, (hereinafter referred to as the "Business").

         3. PURPOSE. The purpose of the supply relationship is to make Ideal Sales the exclusive supplier of the products set forth in Exhibit A for ESW.

         4. TERM. The Business shall commence as of the 1~ day of February, 2000 and shall continue until terminated by an agreement of the Parties, which shall require 120 days written notice, The initial term of this supply agreement will be for twenty-four (24) months, subject to each party s termination clause.

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         5. LIABILITY OF THE PARTIES. During the existence of the Supply
Agreement, neither party shall be liable for any obligations of the other party created without the express approval of both parties.

         6. NATURE OF PERFORMANCE. During the existence of the Supply Agreement, the Parties shall be solely responsible for performing the following duties:

                  a) ESW shall perform all work in full compliance with any and all contract requirements and in strict compliance with any and all governmental requirements applicable thereto.

                  b) The Supplier shall, in addition to providing those products set out in Exhibit A, which is attached hereto and incorporated herein by reference at prices, which will be negotiated between the parties from time to time. The Supplier shall perform all work in full compliance with any and all contract requirements and in strict compliance with any and all governmental requirements applicable thereto. ESW shall place orders with the Supplier in a manner acceptable to the Supplier and shall pay obligations there under in a timeframe acceptable to the Supplier.

         7.       MISCELLANEOUS PROVISIONS.

                  a) This Agreement supersedes any and all prior agreements of the Parties, whether oral or written.

                  b) The Parties agree to execute any and all documents necessary to carry out the terms and intent of this Supply Agreement.

                  c) Section headings contained in this Supply Agreement are included for convenience only and form no part of the agreement between the Parties.

                  d) If any provision of this Supply Agreement is or becomes invalid, illegal, or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended to be enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it shall be stricken and the remainder of this Supply Agreement shall remain in full force and effect.

                  e) Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore may be obtained through certified mail, return receipt requested, the Parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

                  f) No waiver of any right under this Supply Agreement shall be deemed effective unless contained in a writing signed by the parties charged with such waiver, and no waiver of any

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right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Supply Agreement.

                  g) This instrument contains the entire agreement of the Parties with respect to the subject matter hereof; and the terms and conditions thereof may not be further modified except by a writing signed by all the Parties.

                  h) This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of New York. In the event that litigation results from or arises out of this Agreement or the performance thereof, the Parties agree to reimburse the prevailing party s reasonable attorney s fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. In such event, no action shall be entertained by said court or any court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually occurred regardless of whether damages were otherwise as of said time calculable.

         IN WITNESS WHEREOF, the Parties have executed this instrument this 8th day of December 1999.


eSAFETYWORLD, Inc.

By: /s/ Edward Heil
   ------------------------------


Its: President
    -----------------------------


Ideal Sales
William 0. Thompson


By: /s/ W. O. Thompson
   ------------------------------
Its: Pres.          12/8/99
    -----------------------------
Its:

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                                    EXHIBIT A
                               (List of Products)


1.       Private Label Catalog (Price based on the # of catalogs)
2.       Number of items-- 1,000    15,000 SKU's
3.       Pricing on product to be determined
4.       Set-up eSAFETYWORLD with UPS and other common carriers
5.       Yearly license fees - $500.00
6.       Wholesale & retail price list (To be Determined)
7.       Number of major mfg., as wholesaler
8.       Number of minor mfg., as wholesaler
9.       Line card by mfg., by product

Top Manufacturers:

3M                         La Crosse                          Lakeland
Ansell                     Rainfair
Best                       Encon
Perfect Fit                Mapa
Howard Height              Eagle Mfg.
Biosystems                 Pelican

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